Exhibit 99.1

IAC Announces Pricing of Private Offering of
Exchangeable Senior Notes

NEW YORK  — May 22, 2019 — IAC/InterActiveCorp (NASDAQ: IAC) (“IAC”) today announced the pricing on May 21, 2019 of the private offerings by (1) its wholly owned subsidiary, IAC FinanceCo 2, Inc. (“FinanceCo 2”), of $500 million aggregate principal amount of its Exchangeable Senior Notes due 2026 (the “FinanceCo 2 Exchangeable Notes”) in a private placement under the Securities Act of 1933, as amended (the “Securities Act”) and (2) its wholly owned subsidiary, IAC FinanceCo 3, Inc. (“FinanceCo 3”, and together with FinanceCo 2, the “Issuers”), of $500 million aggregate principal amount of its Exchangeable Senior Notes due 2030 (the “FinanceCo 3 Exchangeable Notes”, and together with the FinanceCo 2 Exchangeable Notes, the “Notes”) in a private placement under the Securities Act.  Each of FinanceCo 2 and FinanceCo 3 have granted to the initial purchasers of the applicable Notes an option to purchase, within a 13-day period beginning on, and including, the date such Issuer first issues the applicable Notes, up to an additional $75 million aggregate principal amount of the FinanceCo 2 Exchangeable Notes, and up to an additional $75 million aggregate principal amount of the FinanceCo 3 Exchangeable Notes, in each case solely to cover over-allotments.

The FinanceCo 2 Exchangeable Notes will be general unsecured obligations of FinanceCo 2 and the FinanceCo 3 Exchangeable Notes will be general unsecured obligations of FinanceCo 3. The Notes will be guaranteed by IAC.  The FinanceCo 2 Exchangeable Notes will bear interest at a fixed rate of 0.875% per year, payable semiannually in arrears on June 15 and December 15 of each year, beginning on December 15, 2019. The FinanceCo 3 Exchangeable Notes will bear interest at a fixed rate of 2.00% per year, payable semiannually in arrears on January 15 and July 15 of each year, beginning on January 15, 2020. The FinanceCo 2 Exchangeable Notes will mature on June 15, 2026, and the FinanceCo 3 Exchangeable Notes will mature on January 15, 2030, unless, in each case, earlier exchanged, redeemed or repurchased.

Subject to the satisfaction of certain conditions and during certain periods, holders of the FinanceCo 2 Exchangeable Notes and holders of the FinanceCo 3 Exchangeable Notes may opt to exchange such notes, as applicable for, at the applicable Issuer’s election, (i) cash, (ii) Common Stock, par value $0.001, of IAC (“IAC Common Stock”) or (iii) a combination thereof.  The exchange rate of the FinanceCo 2 Exchangeable Notes will initially be 3.3028 shares of IAC Common Stock per $1,000 principal amount of FinanceCo 2 Exchangeable Notes (equivalent to an initial exchange price of approximately $302.77 per share of IAC Common Stock).  The initial exchange price of the FinanceCo 2 Exchangeable Notes represents a premium of approximately 32.50% to the $228.51 closing price of IAC Common Stock on May 21, 2019.  The exchange rate of the FinanceCo 3 Exchangeable Notes will initially be 3.4323 shares of IAC Common Stock per $1,000 principal amount of FinanceCo 3 Exchangeable Notes (equivalent to an initial exchange price of approximately $291.35 per share of IAC Common Stock).  The initial exchange price of the FinanceCo 3 Exchangeable Notes represents a premium of approximately 27.50% to the $228.51 closing price of IAC Common Stock on May 21, 2019.

FinanceCo 2 estimates that the proceeds from the offering of the FinanceCo 2 Exchangeable Notes will be approximately $490.0 million (or $563.9 million if the initial purchasers exercise their over-allotment option to purchase additional FinanceCo 2 Exchangeable Notes in full), and FinanceCo 3 estimates that the proceeds from the offering of the FinanceCo 3 Exchangeable Notes will be approximately $490.0 million (or $563.9 million if the initial purchasers exercise their over-allotment option to purchase additional FinanceCo 2 Exchangeable Notes in full), in each case, after deducting fees and estimated expenses.  Each Issuer intends to use a portion of the net proceeds from the respective offerings to pay the premium on certain exchangeable note hedge transactions (and, if the initial purchasers exercise their over-allotment option to purchase additional FinanceCo 2 Exchangeable Notes or FinanceCo 3 Exchangeable Notes, as applicable, each Issuer expects to use a portion of the net proceeds from the sale of such additional notes to enter into additional exchangeable note hedge transactions with the option counterparties), as described below.  Each Issuer intends to use the remainder of the net proceeds from the respective offerings for general corporate purposes, including lending to IAC.  The portion of the net proceeds to IAC and its consolidated subsidiaries from each offering that will be used to pay the premium on the exchangeable note hedge transactions (calculated after taking into account the proceeds from the sale of the warrants) is expected to be (i) with respect to the FinanceCo 2 Exchangeable Notes, $53.3 million and (ii) with respect to the FinanceCo 3 Exchangeable Notes, $65.8 million (subject, in each case, to increase for any additional exchangeable note hedge transactions, net of any proceeds from any additional warrant transactions, if the applicable initial purchasers exercise their over-allotment option to purchase additional FinanceCo 2 Exchangeable Notes or FinanceCo 3 Exchangeable Notes, as applicable).

In connection with the pricing of the Notes, each Issuer has entered into privately negotiated exchangeable note hedge transactions with certain of the initial purchasers or their respective affiliates (the “option counterparties”).  The exchangeable note hedge transactions cover, subject to customary anti-dilution and other adjustments substantially similar to those applicable to the relevant Notes, the number of shares of IAC Common Stock underlying the applicable Notes and have a strike price corresponding to the exchange price of the relevant Notes.  The exchangeable note hedge transactions are expected to reduce potential dilutive effect on the IAC Common Stock upon any exchange of the relevant Notes and/or offset any cash payments each applicable Issuer is required to make in excess of the principal amount of the applicable exchanged Notes, as the case may be, in the event that the market price per share of IAC Common Stock is greater than the strike price of the exchangeable note hedge transactions.

Concurrently with each Issuer’s entry into the exchangeable note hedge transactions, IAC entered into warrant transactions with the applicable option counterparties, whereby IAC sold to the option counterparties warrants to purchase, subject to customary anti-dilution and other adjustments, up to the same number of shares of IAC Common Stock.  These warrant transactions could separately have a dilutive effect on IAC Common Stock to the extent that the market price per share of IAC Common Stock (as measured over the measurement period at the maturity of the warrants) exceeds the applicable strike price of the warrants, which, for the warrants entered into in connection with the FinanceCo 2 Exchangeable Notes, is initially $457.02 and represents a premium of 100% to the $228.51 closing price of IAC Common Stock on May 21, 2019 and, for the warrants entered into in connection with the FinanceCo 3 Exchangeable Notes, is initially $457.02 and represents a premium of 100% to the $228.51 closing price of IAC Common Stock on May 21, 2019.  If the initial purchasers of the FinanceCo 2 Exchangeable Notes and/or the FinanceCo 3 Exchangeable Notes exercise their over-allotment option to purchase additional  FinanceCo 2 Exchangeable Notes and/or the FinanceCo 3 Exchangeable Notes, FinanceCo 2 and

FinanceCo 3, as applicable, expect to enter into additional exchangeable note hedge transactions with the applicable option counterparties, and IAC expects to enter into additional warrant transactions with the applicable option counterparties.

In connection with establishing their initial hedge of the relevant exchangeable note hedge and warrant transactions, the Issuers and IAC understand that the applicable option counterparties or their respective affiliates with respect to the applicable Notes expect to enter into various derivative transactions with respect to IAC Common Stock and/or purchase IAC Common Stock in secondary market transactions concurrently with or shortly after the pricing of the applicable Notes.  This activity could increase (or reduce the size of any decrease in) the market price of IAC Common Stock or the Notes, as applicable, at that time.

In addition, the Issuers and IAC understand that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to IAC Common Stock and/or purchasing or selling IAC Common Stock or other securities of either Issuer or of IAC in secondary market transactions following the pricing of the applicable Notes and prior to the maturity of the applicable Notes (and are likely to do so during any observation period related to an exchange of the applicable Notes or upon any redemption or repurchase of the applicable notes by the relevant Issuer (whether upon a Fundamental Change (as defined in the indenture governing the applicable Notes (each, an “Indenture”)) or otherwise)).  This activity could also cause or avoid an increase or a decrease in the market price of IAC Common Stock or the applicable Notes, which could affect holders’ ability to exchange the applicable Notes and, to the extent the activity occurs during any observation period related to an exchange of the applicable Notes, it could affect the number of shares and value of the consideration that a holder will receive upon exchange of the applicable Notes.

The exchange rate applicable to each series of Notes is subject to adjustment if certain events occur.  The common stock underlying the applicable Notes is subject to change if certain events occur.  In addition, following certain corporate events or if the applicable Issuer delivers a notice of redemption with respect to the applicable Notes, in certain circumstances the exchange rate will increase for the notes of a holder who elects to exchange its applicable Notes in connection with such a corporate event or notice of redemption.

The FinanceCo 2 Exchangeable Notes and the FinanceCo 3 Exchangeable Notes each provide that, in certain circumstances and subject to the satisfaction of certain conditions set forth in the applicable Indenture, IAC’s guarantee of the applicable Notes may be released or released and replaced and the common stock underlying the applicable Notes may change.

In addition, if a Fundamental Change (as defined in each Indenture) occurs prior to the maturity date, holders of the relevant Notes may require the applicable Issuer to exchange all of their Notes, or any portion of the principal thereof that is equal to $1,000 or a multiple of $1,000, at a fundamental change repurchase price equal to 100% of the principal amount of such Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the Fundamental Change Repurchase Date (as defined in each Indenture).

FinanceCo 2 may redeem for cash (1) all, but not less than all, of the FinanceCo 2 Exchangeable Notes, at its option, upon the occurrence of certain corporate events and (2) all or any portion of the FinanceCo 2 Exchangeable Notes, at its option, on or after June 20, 2023 if the last reported sale price of the common stock underlying the FinanceCo 2 Exchangeable Notes has been at least 130% of the exchange price then in effect for at least 20 trading days (whether or not consecutive), including at least one of the five trading days immediately preceding the date on which FinanceCo 2 provides notice of redemption, during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which FinanceCo 2 provides notice of redemption, at a redemption price equal to 100% of the principal amount of the FinanceCo 2 Exchangeable Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. FinanceCo 3 may redeem for cash (1) all, but not less than all, of the FinanceCo 3 Exchangeable Notes, at its option, upon the occurrence of certain corporate events and (2) all or any portion of the notes, at its option, on or after July 20, 2016 if the last reported sale price of the common stock underlying the FinanceCo 3 Exchangeable Notes has been at least 130% of the exchange price then in effect for at least 20 trading days (whether or not consecutive), including at least one of the five trading days immediately preceding the date on which FinanceCo 3 provides notice of redemption, during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which FinanceCo 3 provides notice of redemption, at a redemption price equal to 100% of the principal amount of the FinanceCo 3 Exchangeable Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

The offering of each of the FinanceCo 2 Exchangeable Notes and the FinanceCo 3 Exchangeable Notes is being made to persons who are both qualified institutional buyers pursuant to Rule 144A under the Securities Act and qualified purchasers for purposes of Section 3(c)(7) of the Investment Company Act of 1940, as amended.  Neither the Notes nor any of the shares of IAC Common Stock issuable upon exchange of any Notes have been, and the Notes are not expected to be, registered under the Securities Act or under any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.  The resale of any shares of IAC Common Stock issuable upon exchange of the applicable Notes is expected to be registered on a shelf registration statement on or prior to the 181st day after the closing of each offering.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Cautionary Statement Regarding Forward-Looking Information

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  The use of words such as “anticipates,” “estimates,” “expects,” “plans” and “believes,” among others, generally identify forward-looking statements.  These forward-looking statements include, among others, statements relating to the offering of the FinanceCo 2 Exchangeable Notes and the offering of the FinanceCo 3 Exchangeable Notes.  These forward-looking statements are based on IAC management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict.  Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons.  Among the factors that could cause actual results to differ from those reflected in forward-looking statements include, without limitation, the risks and uncertainties described in IAC’s filings with the U.S. Securities and Exchange Commission, including IAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.  As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.  In light of these risks and uncertainties, these forward-looking statements may not prove to be accurate.   Accordingly, you should not place undue reliance on these forward-looking statements.  Forward-looking statements speak only as of the date they are made and IAC does not intend, and undertakes no obligation, to update any forward-looking statement, except as required by applicable law.

About IAC

IAC (NASDAQ: IAC) builds companies.  We are guided by curiosity, a questioning of the status quo, and a desire to invent or acquire new products and brands.  From the single seed that started as IAC over two decades ago have emerged 10 public companies and generations of exceptional leaders.  We will always evolve, but our basic principles of financially-disciplined opportunism will never change.  IAC today operates Vimeo and Dotdash, among many others, and also has majority ownership of both Match Group, which includes Tinder, Match, PlentyOfFish, and OkCupid, and ANGI Homeservices, which includes HomeAdvisor, Angie’s List and Handy.  The Company is headquartered in New York City and has business operations and satellite offices worldwide.

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